UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________
Form 8-K
______________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 12, 2018
_______________________
AVIAT NETWORKS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-33278	20-5961564
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)
Address of principal executive offices: 860 N. McCarthy Blvd., Suite 200, Milpitas, CA 95035
Registrant’s telephone number, including area code: 408-941-7100
______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 8.01 Other Events
SIGNATURES

Item 8.01    Other Events

The Fiscal Year 2017 Annual Meeting of Stockholders of the Company (the “Annual Meeting”) will be held on March 20, 2018 at the Company's offices located at 860 N. McCarthy Blvd., Suite 200, Milpitas, California. Stockholders of record as of February 2, 2018 shall be entitled to vote at the Annual Meeting.
The information in this report is being furnished pursuant to Item 8.01 “Other Events”, not filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This information shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVIAT NETWORKS, INC.
Date: February 12, 2018	By:	/s/ Meena Elliott
		Name:	Meena Elliott
		Title:	Senior Vice President, Chief Legal and Administrative Officer and Corporate Secretary